UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2022

ZIMMER BIOMET HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-16407	13-4151777
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

345 East Main Street Warsaw, Indiana 46580
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (574) 267-6131

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	ZBH	New York Stock Exchange
1.414% Notes due 2022	ZBH 22A	New York Stock Exchange
2.425% Notes due 2026 1.164% Notes due 2027	ZBH 26 ZBH 27	New York Stock Exchange New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 16, 2022, Zimmer Biomet Holdings, Inc. (“Zimmer Biomet” or the “Company”) announced that Paul Stellato has been appointed Vice President, Controller and Chief Accounting Officer of the Company. In this position, Mr. Stellato will serve as the Company’s principal accounting officer. Derek Davis, who served as the Company’s Interim Controller and Chief Accounting Officer and had assumed the responsibilities of the Company’s principal accounting officer during the search process that led to Mr. Stellato’s hiring, will continue in his role as the Company’s Vice President, Finance Integration.

Mr. Stellato, age 47, joins Zimmer Biomet from Xylem Inc. (“Xylem”), a global provider of water technology products and services, where he served as Vice President Finance, Global Business Services from March 2019 through April 2022. He joined Xylem upon its spinoff from ITT Corporation (“ITT”) in October 2011 and served as Xylem’s Vice President Finance, Financial Planning and Analysis through August 2017. He was promoted to Vice President, Controller and Chief Accounting Officer in August 2017 after serving as Interim Corporate Controller starting in August 2016, and became Vice President Finance, Global Business Services in March 2019. Prior to Xylem’s spinoff from ITT in October 2011, Mr. Stellato served with ITT beginning in May 2003, having served most recently as ITT’s General Auditor and prior to that, as Manager - Investor Relations. He began his career in public accounting with Ernst & Young LLP and Arthur Andersen LLP and is a certified public accountant.

Mr. Stellato’s employment with Zimmer Biomet will be on an at-will basis. In connection with his appointment, on April 8, 2022, Mr. Stellato accepted a written offer letter from the Company that provides for the following compensation:

•	an initial annualized base salary of $375,000;

•

eligibility for an annual incentive payout under the Company’s Executive Performance Incentive Plan for 2022 based on a target bonus opportunity of 60% of base salary (to be prorated for a partial year of service in 2022), subject to the attainment of pre-established performance goals;

•

a sign-on bonus of $100,000 intended to replace the estimated bonus that Mr. Stellato will forfeit upon leaving his current employer to join Zimmer Biomet; Mr. Stellato must repay to Zimmer Biomet the entire amount of this sign-on bonus if he voluntarily leaves employment or if his employment is terminated for cause within two years of the date the bonus is paid to him;

•	eligibility for a long-term incentive plan award in 2023 under the Company’s 2009 Stock Incentive Plan (the “2009 Plan”) with a grant date fair value of approximately $400,000;

•

a sign-on equity award under the 2009 Plan with a grant date fair value of approximately $440,000 intended to replace the value of equity awards that Mr. Stellato will forfeit upon leaving his current employer to join Zimmer Biomet; this award will be in the form of 50% stock options and 50% restricted stock units (“RSUs”) and will vest ratably on the first, second and third anniversaries of the grant date, which will be June 1, 2022, subject to continued employment;

•

severance benefits upon a change in control of the Company and an involuntary termination of Mr. Stellato’s employment without cause or a termination by him with good reason pursuant to a change in control severance agreement to be entered into between Mr. Stellato and the Company in the form filed as Exhibit 10.11 to the Company’s Annual Report on Form 10-K filed February 26, 2019, which is incorporated herein by reference as Exhibit 10.2; a summary of the agreement is included in the Company’s Proxy Statement filed March 29, 2022 under “Executive Compensation – Potential Payments upon Termination of Employment – Change in Control Arrangements”; and

•

severance benefits in the event of involuntary termination without cause as a participant under the Restated Zimmer Biomet Holdings, Inc. Executive Severance Plan, which was filed as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q filed August 6, 2018 and is incorporated herein by reference as Exhibit 10.3; a summary of the plan is included in the Company’s Proxy Statement filed March 29, 2022 under “Executive Compensation – Potential Payments upon Termination of Employment – Executive Severance Plan.”

The foregoing summary of the offer letter is qualified in its entirety by reference to the full text of the offer letter, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference. As a condition of receipt of the above-described equity awards, Mr. Stellato entered into a Confidentiality, Non-Competition and Non-Solicitation Agreement (“Non-Competition Agreement”), the form of which is filed as Exhibit 10.4 hereto and incorporated herein by reference; a summary of the agreement is included in the Company’s Proxy Statement filed March 29, 2022 under “Executive Compensation – Potential Payments upon Termination of Employment – Non-Compete Arrangements.” Mr. Stellato will also enter into an Indemnification Agreement with the Company, the form of which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed July 31, 2008 and is incorporated herein by reference as Exhibit 10.5.

Mr. Stellato will also be entitled to participate in the same compensation and benefit arrangements available to other officers of Zimmer Biomet. Information regarding such arrangements is included in the definitive proxy statement relating to the Company’s 2022 annual meeting of shareholders filed with the Securities and Exchange Commission on March 29, 2022.

There are no arrangements or understandings between Mr. Stellato and any other persons pursuant to which he was selected as an officer of the Company. He has no family relationships with any of the Company’s directors or executive officers, and he is not a party to, and he does not have any direct or indirect material interest in, any transaction requiring disclosure under Item 404(a) of Regulation S-K.

Item 7.01	Regulation FD Disclosure.

The Company issued a press release on May 16, 2022 announcing the leadership transition described in Item 5.02 above, which is furnished as Exhibit 99.1 to this report.

The information in this Item 7.01 and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. This information shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference to such disclosure in this Form 8-K in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT INDEX

Exhibit No.	Description

10.1	Offer letter between Zimmer Biomet Holdings, Inc. and Paul Stellato dated April 5, 2022

10.2	Form of Change in Control Severance Agreement (incorporated by reference to Exhibit 10.11 to the Company’s Annual Report on Form 10-K filed February 26, 2019)

10.3	Restated Zimmer Biomet Holdings, Inc. Executive Severance Plan (incorporated by reference to Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q filed August 6, 2018)

10.4	Form of Confidentiality, Non-Competition and Non-Solicitation Agreement

10.5	Form of Indemnification Agreement with Non-Employee Directors and Officers (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed July 31, 2008)

99.1	Press Release issued by Zimmer Biomet Holdings, Inc. on May 16, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 16, 2022

ZIMMER BIOMET HOLDINGS, INC.

By:	/s/ Chad F. Phipps
Name:	Chad F. Phipps
Title:	Senior Vice President, General Counsel and Secretary